                                                                    Exhibit 10.1






                                    FOURTH AMENDMENT dated as of April 19, 2002
                           (this "Amendment"), to the Credit Agreement dated as of May 28, 1999, as amended by the First Amendment dated as of October 8, 1999, the Second Amendment, Consent and Waiver dated as of March 9, 2000 and the Third Amendment, Consent and Waiver dated as of January 24, 2001 (the "Credit Agreement"), among GENERAL CABLE CORPORATION (the "Company"), GK TECHNOLOGIES, INCORPORATED, GENERAL CABLE HOLDINGS
                           (UK) LIMITED, GENERAL CABLE ACQUISITIONS (SPAIN), S.A., GENERAL CABLE HOLDINGS, INC., the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), J.P. MORGAN EUROPE LIMITED (formerly known as CHASE MANHATTAN INTERNATIONAL LIMITED), as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

                  WHEREAS, pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

                  WHEREAS, the Company has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth in this Amendment and the Lenders whose signatures appear below, constituting at least the Required Lenders (as defined in the Credit Agreement), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

                  SECTION 2. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT.

                  (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Rate" set forth therein in its entirety and substituting in lieu thereof the following definition:

                                    "'APPLICABLE RATE' means, for any day (a)
                           with respect to (i) any ABR Loan or Eurocurrency Loan that is (A) a Revolving Loan or (B) a Tranche A Term Loan or (ii) the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth under the appropriate caption in Table I below or (b) with respect to any ABR Loan or Eurocurrency Loan that is a Tranche B Term Loan, the applicable rate per annum set forth under the appropriate caption in Table II below, in each case based upon the Leverage Ratio as of the most recent determination date:

                  TABLE I


===========================================================================================
                                     Abr            Eurocurrency         Commitment Fee
                                                    ------------         --------------
      Leverage Ratio:              Spread              Spread                 Rate
      ---------------              ------              ------                 ----
         CATEGORY 1
greater than 4.5                     2.50%               3.50%                0.500%

         CATEGORY 2
less than or equal to
 4.5 and greater than 4.0            2.25%               3.25%                0.500%

         CATEGORY 3
less than or equal to
4.0 and greater than 3.5             2.00%               3.00%                0.500%

         CATEGORY 4
less than or equal to
3.5 and greater than 3.0             1.75%               2.75%                0.425%

         CATEGORY 5
less than or equal to
3.0 and greater than 2.5             1.50%               2.50%                0.375%

         CATEGORY 6
less than or equal to 2.5            1.25%               2.25%                0.350%

===========================================================================================



                  TABLE II

=====================================================================
                                       ABR         EUROCURRENCY
              LEVERAGE RATIO:         SPREAD        SPREAD
                 CATEGORY 1
greater than 4.5                      3.00%           4.00%

                 CATEGORY 2
less than or equal to
4.5 and and greater than 4.0          2.75%           3.75%

                 CATEGORY 3
less than or equal to
4.0 and and greater than 3.5          2.50%           3.50%

                 CATEGORY 4
less than or equal to
3.5 and greater than 2.5              2.25%           3.25%

                 CATEGORY 5
 greater than 2.5                     2.00%           3.00%


                  Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate shall be that in effect at the fiscal quarter end next preceding the Financial Statement Delivery Date occurring on or most recently prior to such date; PROVIDED that if any Financial Statement Delivery Date shall have occurred and the financial statements required to have been delivered under Section 5.01(a) or (b) by such date have not yet been delivered, the Applicable Rate shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the applicable Table. Notwithstanding the foregoing, from and including the "Amendment Effective Date", as defined in the Fourth Amendment to this Agreement, to and excluding the Financial Statement Delivery Date immediately following June 30, 2002, the Applicable Rate will for all purposes be determined by reference to Category 1 in the applicable Table.".

                  (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "EBITDA" set forth therein in its entirety and substituting in lieu thereof the following definition:

                           "'EBITDA' means, for any period, the consolidated net
                  income of the Company and its consolidated Subsidiaries for such period PLUS, to the extent deducted in computing such consolidated net income for such period, the sum (without duplication) of (a) income tax expense, (b) Interest Expense,
                  (c) depreciation and amortization expense, (d) non-recurring restructuring charges and (e) extraordinary losses, MINUS, to the extent added in computing such consolidated net income for such period, (a) consolidated interest income, (b) non-recurring gains booked on or after January 1, 2002 and (c) extraordinary gains. Solely for purposes of determining compliance with the covenants contained in Article VI, following the completion of any acquisition or sale of any Subsidiary or other significant business unit, EBITDA for any period of four fiscal quarters, including the quarter during which such sale or acquisition shall have been completed, shall be determined on a pro forma basis giving effect to such sale or acquisition (and excluding that portion of

                  EBITDA attributable to the assets sold therein or including that portion of EBITDA attributable to the assets acquired therein, as applicable) as if such sale or acquisition had occurred on the first day of such period."

                  (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Collateral" set forth therein in its entirety and substituting in lieu thereof the following definition:

                           "'Collateral' means any and all "Collateral", as
                  defined in any Security Document (as the context requires) and shall also include the Mortgaged Properties."

                  (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (b) in the definition of "Collateral Requirement" and substituting in lieu thereof a comma, and by inserting the following words immediately before the period at the end thereof:

                  "and (c) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property, duly executed and delivered by the record owner of such Mortgaged Property, (ii) such other documents as the Administrative Agent or the Required Lenders may reasonably request with respect to any such Mortgage or Mortgaged Property, including copies of the deeds or other instruments under which the record owners of the Mortgaged Properties shall have acquired the same (containing legal descriptions of the Mortgaged Properties sufficient to permit the Mortgaged Properties to be correctly described in the Mortgages related thereto), but not including policies of title insurance or surveys of the Mortgaged Properties, and (iii) an amount in cash sufficient for the payment of all mortgage recording taxes or other taxes or fees that must be paid in connection with the recording of the Mortgages, and (d) the Administrative Agent shall have received either (i) a counterpart of each of the Security Documents, duly executed and delivered on behalf of all Loan Parties party thereto, or
                  (ii) in the case of any Person that becomes a Loan Party after the Effective Date, a supplement to each Security Document, in the form specified therein, duly executed and delivered on behalf of such Loan Party; PROVIDED that (A) the Collateral Agent may agree that the Liens of the Security Documents will not be perfected with respect to specified assets if it shall determine, based on information provided by the Company which is, in the judgment of the Collateral Agent sufficient to make the determination in question, that the expense or difficulty of perfecting such Liens with respect to such assets would be excessive in view of the benefit to the Lenders that would result therefrom, (B) the Collateral Agent may grant extensions of time for the perfection of pledges or security interests in particular assets or the obtaining of legal opinions or other documents with respect thereto where it determines that perfection cannot be accomplished or such opinions or documents cannot be provided without undue effort or expense by the time or times at which it would otherwise be required by this Agreement and (C) the requirements set forth in clause (c) above will not be required to be satisfied for a period of 60 days after the date of the Fourth Amendment to this Agreement.".

                  (e) Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the words "Security Agreement" in the definition of "Loan Documents" the words ", the Mortgages".

                  (f) Section 1.01 of the Credit Agreement is hereby amended by inserting immediately following the words "Security Agreement" in the definition of "Security Documents" the words ", the Mortgages".

                  (g) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the correct alphabetical order:

                           "FOURTH AMENDMENT EFFECTIVE DATE" means the
                  "Amendment Effective Date", as such term is defined in the Fourth Amendment to this Agreement.

                           "MORTGAGED PROPERTIES" means, at any time, each
                  parcel of real property and the improvements thereto identified on Schedule 1.01(c) hereto, and each other parcel of real property and the improvements thereto now or hereafter owned by a Loan Party, located in the United States of America and having a net book value in excess of $500,000, other than properties listed on Schedule 3.05(c) hereto and properties acquired after the Fourth Amendment Effective Date that are subject to prior mortgages securing industrial development revenue bonds or other obligations that would prohibit such properties from being subjected to Mortgages securing the Obligations.

                           "MORTGAGE" means a mortgage, deed of trust,
                  assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

                           "SENIOR LEVERAGE RATIO" means, at any time, the ratio
                  of (a) Total Debt (excluding any Indebtedness that is subordinated in right of payment to the Obligations on terms approved in writing by the Administrative Agent) at such time to (b) EBITDA for the most recent period of four consecutive fiscal quarters of the Company ended at or prior to such time."

                  SECTION 3. AMENDMENT OF SECTION 2.11 OF THE CREDIT AGREEMENT.
Section 2.11(c) of the Credit Agreement is hereby amended by inserting immediately following the words "to acquire real property, equipment or other tangible assets" the words "in an amount not to exceed the amount available for Capital Expenditures pursuant to Section 6.13".

                  SECTION 4.  AMENDMENT OF ARTICLE III OF THE CREDIT AGREEMENT.

                  (a) AMENDMENT OF SECTION 3.05. Section 3.05 of the Credit Agreement is hereby amended by inserting in paragraph (a) thereof immediately after the words "material to its business" the words "(including its Mortgaged Properties)", and by adding the following paragraph (c) at the end thereof:

                           "(c) As of the Fourth Amendment Effective Date, the
                  Mortgaged Properties listed in Schedule 1.01(c) constitute all the real properties owned by the Company or any Domestic Subsidiary and located in the United States of America, other than (i) any real properties with net book values not greater than $500,000 for any such property and (ii) the properties listed on Schedule 3.05(c) hereto. As of the Fourth Amendment Effective Date, neither the Company nor any of its Subsidiaries has received notice or has knowledge of any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. As of the Fourth Amendment Effective Date, neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein."

                  (b) AMENDMENT TO SECTION 3.16. Section 3.16 of the Credit Agreement is hereby amended by adding the following subsections at the end thereof:

                           "(c) Each Mortgage, upon execution and delivery by
                  the parties thereto and the recording thereof in the county specified on Schedule 3.16, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid, enforceable and perfected Lien on all the applicable mortgagor's right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, prior and superior in right to any other Person (except as otherwise permitted in such Mortgage).

                           (d) Upon the recordation of the Security Agreement
                  with the United States Patent and Trademark Office and the United States Copyright Office and the filing of financing statements in appropriate form in the offices specified in
                  Schedule 6 to the Perfection Certificate, the Security Agreement will constitute a fully perfected Lien on and security interest in all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and trademark applications or copyrights, respectively, acquired by the Loan Parties after the date hereof)."

                  SECTION 5. AMENDMENT OF SECTION 5.11 OF THE CREDIT AGREEMENT.
Section 5.11 of the Credit Agreement is hereby amended by deleting the parenthetical therein and substituting in lieu thereof the words "(including the filing and recording of Uniform Commercial Code and other financing statements, fixture filings, mortgages, deeds of trust and other documents)".

                  SECTION 6.  AMENDMENT OF ARTICLE VI OF THE CREDIT AGREEMENT.

                  (a) AMENDMENT OF SECTION 6.01(d). Section 6.01(d) of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" and substituting in lieu thereof the following:

         "(A) in the case of any such Indebtedness incurred prior to the Fourth Amendment Effective Date, the amount of such Indebtedness permitted under the provisions of this paragraph (d) as in effect immediately prior to the Fourth Amendment Effective Date and (B) in the case of any such Indebtedness incurred on or after the Fourth Amendment Effective Date, $5,000,000."

                  (b) AMENDMENT OF SECTION 6.01(e). Section 6.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(e) Indebtedness of any Person that shall have become a Subsidiary prior to the Fourth Amendment Effective Date; PROVIDED that
         (i) such Indebtedness existed at the time such Person became a Subsidiary and was not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) such Indebtedness was permitted under the provisions of this paragraph (e) as in effect immediately prior to the Fourth Amendment Effective Date;"

                  (c) AMENDMENT OF SECTION 6.01(f). Section 6.01(f) of the Credit Agreement is hereby amended by deleting the figure "$20,000,000" and substituting in lieu thereof the figure "$10,000,000".

                  (d) AMENDMENT OF SECTION 6.01(g). Section 6.01(g) of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" and substituting in lieu thereof the figure "$0".

                  (e) AMENDMENT OF SECTION 6.01(h). Section 6.01(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(h) other unsecured Indebtedness (other than Indebtedness permitted by paragraph (f) above) in an aggregate principal amount for all the Subsidiaries not exceeding the aggregate sale price of all arrangements permitted by Section 6.03; and"

                  (f) AMENDMENT OF SECTION 6.02(h). Section 6.02(h) of the Credit Agreement is hereby amended by deleting the figure "$25,000,000" and substituting in lieu thereof the figure "$0".

                  (g) AMENDMENT OF SECTION 6.02(i). Section 6.02(i) of the Credit Agreement is hereby amended by deleting the figure "$100,000,000" and substituting in lieu thereof the figure "$20,000,000".

                  (h) AMENDMENT OF SECTION 6.03. Section 6.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "SECTION 6.03. SALE AND LEASE-BACK TRANSACTIONS. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any arrangement with any Person (other than a Wholly Owned Subsidiary) whereby it shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except for any such arrangement or arrangements with an aggregate sale price not exceeding $5,000,000."

                  (i) AMENDMENT OF SECTION 6.05(e). Section 6.05(e) of the Credit Agreement is hereby amended by deleting the figure "$10,000,000" and substituting in lieu thereof the figure "$2,000,000".

                  (j) AMENDMENT OF SECTION 6.05(g). Section 6.05(g) of the Credit Agreement is hereby amended by deleting the word "and" immediately before clause (iv) thereof and substituting in lieu thereof a comma and by inserting the following words immediately before the semicolon at the end thereof:

                  ", (v) actual EBITDA for the previous fiscal year and projections covering a time period of at least one year prepared in good faith and based upon assumptions believed to be reasonable at the time made shall, in each case, indicate that earnings before interest, taxes, depreciation and amortization of any such acquired Person or assets shall be positive for such time period, (vi) if all or a portion of the cost of such acquisition shall be financed with Indebtedness (including Indebtedness of or associated with the acquired Person or assets that will remain outstanding after such acquisition), (A) the Senior Leverage Ratio shall be less than
                  3.00 to 1.00 and the Leverage Ratio shall be less than 4.50 to 1.00, in each case determined on a pro forma basis for the most recent calculation period and as of the last day thereof as if such acquisition had been consummated at the beginning of such calculation period, and (B) the Borrowers shall have at least $75,000,000 in Revolving Commitments available and unused after giving effect to such acquisition, and (vii) the Company shall have furnished to the Administrative Agent a certificate of a Financial Officer confirming that the requirements of this paragraph (g) shall have been satisfied as to such acquisition."

                  (k) AMENDMENT OF SECTION 6.05(h). Section 6.05(h) of the Credit Agreement is hereby amended to read as follows:

                  "(h) the one time contribution by General Cable Industries, Inc. of assets with a net book value not exceeding $11,000,000 to NextGen Fiber Optics LLC, a Delaware LLC, the sale of 51% of the Equity

         Interests in NextGen Fiber Optics LLC to third party investors in consideration of cash and/or one or more promissory notes, and investments in an aggregate amount not exceeding $5,000,000 in the resulting joint venture;"

                  (l) AMENDMENT OF SECTION 6.05(k). Section 6.05(k) of the Credit Agreement hereby amended by deleting the figure "$25,000,000" and substituting in lieu thereof the figure "$0".

                  (m) AMENDMENT OF SECTION 6.07. Section 6.07 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and relettering clause (c) thereof as clause (b) and clause (d) thereof as clause
(c) and by deleting the words "(as defined in clause (b) below)" in clause (a) thereof and substituting in lieu thereof the following words "(defined as $50,000,000 PLUS 25% of the Company's consolidated net income (as adjusted pursuant to the final sentence of this Section 6.07) from December 31, 1998, through the end of the most recently ended fiscal quarter of the Company at such time LESS the amount of all cash dividends declared and paid pursuant to clause
(a)(B) hereof and the amount of cash used to repurchase or redeem shares, in each case since May 28, 1999)".

                  (n)  AMENDMENT OF SECTION 6.10.   Section 6.10 of the Credit
Agreement is hereby amended to read as follows:

                  "SECTION 6.10. LEVERAGE RATIO. The Company will not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:



                           PERIOD                                        RATIO
                           ------                                        -----
                  9/30/99 through 12/31/99                            4.25:1.00
                  1/1/00 through 3/31/00                              6.25:1.00
                  4/1/00 through 6/30/00                              6.50:1.00
                  7/1/00 through 9/30/00                              4.50:1.00
                  10/1/00 through 12/31/00                            4.50:1.00
                  1/1/01 through 9/30/01                              4.50:1.00
                  10/1/01 through 12/31/01                            4.25:1:00
                  1/1/02 through 3/30/02                              4.35:1.00
                  3/31/02 through 6/29/02                             5.00:1.00
                  6/30/02 through 9/29/02                             5.50:1.00
                  9/30/02 through 12/30/02                            5.20:1.00


                  12/31/02 through 3/30/03                            4.80:1.00
                  3/31/03 through 6/29/03                             3.75:1.00
                  6/30/03 through 6/29/04                             3.25:1.00
                  6/30/04 and thereafter                              2.25:1.00"


                  (o) AMENDMENT TO ARTICLE VI. Article VI of the Credit Agreement is hereby amended by adding the following Section at the end thereof:

                           "SECTION 6.13.  CAPITAL EXPENDITURES.  The Company
                  will not permit Capital Expenditures during any period set forth below to exceed the amount set forth opposite such period:

                      PERIOD                                     AMOUNT
                      ------                                     ------
              1/1/02 through 12/31/02                          $35,000,000
              01/01/03 through 12/31/03                        $43,000,000"

                  SECTION 7. AMENDMENT OF ARTICLE VII OF THE CREDIT AGREEMENT. Section (d) of Article VII of the Credit Agreement is hereby amended by immediately following "or 5.10" inserting ", 5.11".

                  SECTION 8. AMENDMENT OF THE SCHEDULES TO THE CREDIT AGREEMENT.
Schedule 1.01(c) ("Mortgaged Properties"), Schedule 3.05(c) ("Properties Not Subject to Mortgages") and Schedule 3.16 ("Filing Offices"), both of which are attached hereto, are hereby incorporated as schedules to the Credit Agreement.

                  SECTION 9. AMENDMENT OF THE EXHIBITS TO THE CREDIT AGREEMENT.
Exhibit I ("Form of Perfection Certificate") is hereby replaced with the Form of Perfection Certificate attached hereto.

                  SECTION 10. AMENDMENT OF SECURITY AGREEMENT. The Security Agreement is hereby amended in substantially the form set forth in Exhibit 1 attached hereto.

                  SECTION 11. CERTAIN AGREEMENTS. The Company agrees that (i) concurrently with the delivery of financial statements required by Section 5.01(a) of the Credit Agreement for any fiscal year, the Company shall deliver a quarter-by-quarter budget for the following fiscal year, (ii) with any financial statements provided pursuant to Section 5.01(a) or (b) of the Credit Agreement, the Company shall provide a comparison between the actual results for the quarter (or fiscal year) being reported on and the projected results previously reported in any budget referred to in (i) above and (iii) any breach of any agreement executed in connection with the requirements of Section 13(b) hereof shall be an Event of Default under the Credit Agreement.

                  SECTION 12. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:

                  (a) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  (c) The execution, delivery and performance by each of the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  SECTION 13. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of the following conditions (the date on which all such conditions shall have been satisfied being called the "AMENDMENT EFFECTIVE DATE"):

                  (a) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Subsidiary Guarantor and the Required Lenders and (ii) the Amendment Fees payable to the Lenders under Section 14 hereof.

                  (b) The Administrative Agent shall have received, on behalf of the Lenders, a completed Perfection Certificate dated the date of this Amendment and signed by an executive officer or Financial Officer of the Company, together with all attachments contemplated thereby or the Company shall have entered into an agreement dated the date of this Amendment satisfactory to the Administrative Agent to provide such Perfection Certificate by no later than Friday, April 26, 2002.

                  (c) The Collateral Requirement and the Guarantee Requirement shall be satisfied after giving effect to the amendments effected hereby.

                  SECTION 14. AMENDMENT FEE. The Company agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m., New York City time on April 19, 2002, an amendment fee (collectively, the "AMENDMENT FEES") equal to 0.20% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case as of the date hereof. The Amendment Fees will be payable in immediately available funds on April 22, 2002; PROVIDED that the Company shall have no liability for the Amendment Fees if this Amendment shall not have been executed and delivered by the Required Lenders.

                  SECTION 15. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute an Amendment of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or an Amendment, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 16. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 17. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  SECTION 18. EXPENSES. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment including the reasonable fees, disbursements and other charges of its counsel.

                  SECTION 19. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                   GENERAL CABLE CORPORATION,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Executive Vice President

                                   GK TECHNOLOGIES, INCORPORATED,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Executive Vice President

                                   GENERAL CABLE HOLDINGS, INC.,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Executive Vice President

                                   GENERAL CABLE HOLDINGS (UK)
                                   LIMITED,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Director

                                   GENERAL CABLE ACQUISITIONS (SPAIN),
                                   S.A.,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Joint Director

                                   GENERAL CABLE HOLDINGS DE MEXICO,
                                   S.A de C.V.,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     President

                                   GENERAL CABLE COMPANY,

                                     by
                                       /s/  Christopher F. Virgulak
                                       -----------------------------------------
                                       Name:   Christopher F. Virgulak
                                       Title:     Executive Vice President


                                   JPMORGAN CHASE BANK (formerly
                                   known as THE CHASE MANHATTAN
                                   BANK), individually, as Administrative
                                   Agent and as Collateral Agent,

                                     by
                                       /s/  Robert A. Krasnow
                                       -----------------------------------------
                                       Name: Robert A. Krasnow
                                       Title:   Vice President


                                   J.P. MORGAN EUROPE LIMITED
                                   (formerly knows as CHASE MANHATTAN
                                   INTERNATIONAL LIMITED), as London
                                   Agent,

                                     by
                                       /s/  Robert A. Krasnow
                                       -----------------------------------------
                                       Name: Robert A. Krasnow
                                       Title:   Vice President

                                   BANK ONE, MICHIGAN, individually and
                                   as Co-Documentation Agent,

                                     by
                                       /s/  Michael R. Zaksheske
                                       -----------------------------------------
                                       Name: Michael R. Zaksheske
                                       Title:   Director


                                   MERRILL LYNCH CAPITAL
                                   CORPORATION, individually and as Co-
                                   Documentation Agent,

                                     by
                                       /s/  Paul Fox
                                       -----------------------------------------
                                       Name: Paul Fox
                                       Title:   Vice President


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   individually and as Co-Documentation
                                   Agent,

                                     by
                                       /s/  Bruce A. Kintner
                                       -----------------------------------------
                                       Name: Bruce A. Kintner
                                       Title:   Vice President


                                   ADDISON CDO, LIMITED (Acct 1279),
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment
                                          Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title:   Executive Vice President

                                   AG CAPITAL FUNDING PARTNERS, L.P.
                                   By: Angelo, Gordon & Co., L.P., as
                                          Investment Advisor,

                                     by
                                       /s/  John W. Fraser
                                       -----------------------------------------
                                       Name: John W. Fraser
                                       Title:   Managing Director


                                   AMMC CDO I, LIMITED
                                   By: American Money Management Corp.,
                                         as Collateral Manager,

                                     by
                                       /s/  David P. Meyer
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title:   Vice President


                                   AMMC CDO II, LIMITED
                                   By: American Money Management Corp.,
                                         as Collateral Manager,

                                     by
                                       /s/  David P. Meyer
                                       -----------------------------------------
                                       Name: David P. Meyer
                                       Title:   Vice President


                                   APEX CDO LTD (IDM),

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title:   Director

                                   ARCHIMEDES FUNDING II, LTD.
                                   By: ING Capital Advisors LLC,
                                         as Collateral Agent

                                     by
                                       /s/  Gordon Cook
                                       -----------------------------------------
                                       Name: Gordon Cook
                                       Title:Senior Vice President & Portfolio
                                              Manager


                                   ARCHIMEDES FUNDING III, LTD.
                                   By: ING Capital Advisors LLC,
                                         as Collateral Manager

                                     by
                                       /s/  Gordon Cook
                                       ----------------------------------------
                                       Name:  Gordon Cook
                                       Title: Senior Vice President & Portfolio
                                               Manager


                                   ATHENA CDO, LIMITED (Acct 1277)
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title:   Executive Vice President

                                   BANCO ESPIRITO SANTO, S.A.,

                                     by
                                       /s/  Andrew M. Orsen
                                       -----------------------------------------
                                       Name: Andrew M. Orsen
                                       Title:   Vice President

                                     by
                                       /s/  Leon Stark
                                       -----------------------------------------
                                       Name: Leon Start
                                       Title: Senior Vice President
                                               Deputy General Manager


                                   BANK AUSTRIA CREDITANSTALT
                                   CORPORATE FINANCE, INC.,

                                     by
                                       /s/  Irv Roa
                                       -----------------------------------------
                                       Name: Irv Roa
                                       Title:   Associate Director

                                     by
                                       /s/  Elizabeth H. Tallmadge
                                       -----------------------------------------
                                       Name: Elizabeth H. Tallmadge
                                       Title:   Managing Director
                                                Chief Investment Officer


                                   BANK LEUMI USA,

                                     by
                                       /s/  Aliz Sadan
                                       -----------------------------------------
                                       Name: Aliz Sadan
                                       Title: Assistant Treasurer

                                   THE BANK OF NOVA SCOTIA,

                                     by
                                       /s/  M.D. Smith
                                       -----------------------------------------
                                       Name: M.D. Smith
                                       Title:   Agent, Operations




                                   THE BANK OF TOKYO-MITSUBISHI,
                                   LTD., CHICAGO BRANCH,

                                     by
                                       /s/  Shinichiro Munechika
                                       -----------------------------------------
                                       Name: Shinichiro Munechika
                                       Title:   Deputy General Manager


                                   BEDFORD CDO, LIMITED (Acct 1276)
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title: Executive Vice President


                                   BNP PARIBAS,

                                     by
                                       /s/  Duane P. Helkowski
                                       -----------------------------------------
                                       Name: Duane P. Helkowski
                                       Title: Director

                                                                              22
                                     by
                                       /s/  Stephanie Rogers
                                       -----------------------------------------
                                       Name: Stephanie Rogers
                                       Title:   Vice President


                                   CAPTIVA FINANCE LTD.,

                                     by
                                       /s/  David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title:   Director



                                   CAPTIVA II FINANCE LTD.,

                                     by
                                       /s/  Paul Cope
                                       -----------------------------------------
                                       Name: Paul Cope
                                       Title:   Director


                                   CAPTIVA III FINANCE LTD. (Acct 275),
                                   as advised Pacific Investment Management
                                   Company LLC

                                     by
                                       /s/  David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title:   Director

                                   CAPTIVA IV FINANCE LTD. (Acct 1275),
                                   as advised by Pacific Investment Management
                                   Company LLC

                                     by
                                       /s/  David Dyer
                                       -----------------------------------------
                                       Name: David Dyer
                                       Title:   Director


                                   CATALINA CDO LTD. (Acct 1287)
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title:   Executive Vice President


                                   CITIZENS BANK OF MASSACHUSETTS,

                                     by
                                       /s/  John E. Lucas
                                       -----------------------------------------
                                       Name: John E. Lucas
                                       Title:   Vice President


                                   COLUMBUS LOAN FUNDING LTD.
                                   By: Travelers Asset Management
                                          International Company LLC

                                     by
                                       /s/  William M. Gardner
                                       -----------------------------------------
                                       Name: William M. Gardner
                                       Title:   Assistant Investment Officer
                                       Title:   Assistant Treasurer

                                   COMERICA BANK,

                                     by
                                       /s/  Jennifer M. Pugliano
                                       -----------------------------------------
                                       Name: Jennifer M. Pugliano
                                       Title:   Account Officer


                                   CYPRESSTREE INVESTMENT
                                   PARTNERS I, LTD.,
                                   By: CypressTree Investment Management
                                         Company, Inc., as Portfolio Manager

                                     by
                                       /s/  P. Jeffrey Huth
                                       -----------------------------------------
                                       Name: P. Jeffrey Huth
                                       Title:   Principal


                                   CYPRESSTREE INVESTMENT
                                   PARTNERS II, LTD.,
                                   By: CypressTree Investment Management
                                         Company, Inc., as Portfolio Manager

                                     by
                                       /s/  P. Jeffrey Huth
                                       -----------------------------------------
                                       Name: P. Jeffrey Huth
                                       Title:   Principal

                                                                              25
                                   CYPRESSTREE INVESTMENT
                                   COMPANY, INC.
                                   As: Attorney-in-Fact and on behalf of First
                                         Allmerica Financial Life Insurance
                                         Company as Portfolio Manager
                                     by
                                       /s/  P. Jeffrey Huth
                                       -----------------------------------------
                                       Name: P. Jeffrey Huth
                                       Title:   Principal


                                   DELANO COMPANY (Acct 275)

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name: Mohan V. Phansalkar
                                       Title:   Executive Vice President


                                   EASTMAN HILL FUNDING I, LIMITED,
                                   By: TCW Asset Management Company, as its
                                         Collateral Manager

                                     by
                                       /s/  Mark Gold
                                       -----------------------------------------
                                       Name: Mark Gold
                                       Title:   Managing Director


                                   ELC 1998 LTD,

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title:   Director


                                   ELC 1999-2 CDO (IDM),

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title: Director

                                   ELC 1999-I CDO (IDM),

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title:   Director


                                   ELC 1999-III CDO (IDM),

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title:   Director


                                   ELC 2000-I CDO (IDM),

                                     by
                                       /s/  Amos N. Beason
                                       -----------------------------------------
                                       Name: Amos N. Beason
                                       Title:   Director


                                   ELF FUNDING TRUST III,
                                   By: New York Life Investment Management,
                                          LLC, as Attorney-in-Fact

                                     by
                                       /s/  Robert H. Dial
                                       -----------------------------------------
                                       Name: Robert H. Dial
                                       Title:   Vice President

                                   ELT LTD.,

                                     by
                                       /s/  Diana L. Mushill
                                       -----------------------------------------
                                       Name: Diana L. Mushill
                                       Title:   Authorized Agent


                                   ENDURANCE CDO I, LTD,
                                   c/o ING Capital Advisors LLC,
                                   As Portfolio Manager

                                     by
                                       /s/  Gordon Cook
                                       -----------------------------------------
                                       Name: Gordon Cook
                                       Title:  Senior Vice President & Portfolio
                                                   Manager


                                   FIRST UNION NATIONAL BANK,

                                     by
                                       /s/  Jorge A. Gonzalez
                                       -----------------------------------------
                                       Name: Jorge A. Gonzalez
                                       Title:   Senior Vice President


                                   FLEET NATIONAL BANK,

                                     by
                                       /s/  Irene Bertozzi Bartenstein
                                       -----------------------------------------
                                       Name: Irene Bertozzi Bartenstein
                                       Title:   Vice President

                                   FRANKLIN CLO I, LIMITED,

                                     by
                                       /s/  Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title:   Senior Vice President


                                   FRANKLIN FLOATING RATE TRUST,

                                     by
                                       /s/  Richard D'Addario
                                       -----------------------------------------
                                       Name: Richard D'Addario
                                       Title:   Senior Vice President

                                   GALAXY CLO 1999-I LTD.,

                                     by
                                       /s/  Thomas G. Brandt
                                       -----------------------------------------
                                       Name: Thomas G. Brandt
                                       Title:   Managing Director


                                   HAMILTON CDO, LTD.
                                   By: Stanfield Capital Partners LLC
                                          As its Collateral Manager

                                     by
                                       /s/  Christopher A. Bondy
                                       -----------------------------------------
                                       Name: Christopher A. Bondy
                                       Title:   Partner

                                   IKB DEUTSCHE INDUSTRIEBANK AG,
                                   LUXEMBOURG BRANCH,

                                     by
                                       /s/  Anja Keuchel
                                       -----------------------------------------
                                       Name: Anja Keuchel
                                       Title:   Manager

                                     by
                                       /s/  Manfred Ziwey
                                       -----------------------------------------
                                       Name: Manfred Ziwey
                                       Title:   Director


                                   ING PRIME RATE INCOME TRUST
                                   By: ING Investments, LLC
                                          as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name: Robert L. Wilson
                                       Title:   Vice President

                                   ING SENIOR INCOME FUND
                                   By: ING Investments, LLC
                                          as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name: Robert L. Wilson
                                       Title:   Vice President

                                   JISSEKIKUN FUNDING, LTD. (Acct 1288),
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President


                                   JUPITER FUNDING TRUST,

                                     by
                                       /s/  Diana L. Mushill
                                       -----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Authorized Agent


                                   KEYBANK NATIONAL ASSOCIATION,

                                     by
                                       /s/  Brendan Lawlor
                                       -----------------------------------------
                                       Name:  Brendan Lawlor
                                       Title: Vice President


                                   KZH CRESCENT LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   KZH CRESCENT-2 LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name: Susan Lee
                                       Title: Authorized Agent

                                   KZH CRESCENT-3 LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                   KZH ING-2 LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   KZH ING-3 LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                   KZH PONDVIEW LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent

                                   KZH SOLEIL LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                   KZH SOLEIL-2 LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                   KZH WATERSIDE LLC,

                                     by
                                       /s/  Susan Lee
                                       -----------------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent


                                   METROPOLITAN LIFE INSURANCE
                                   COMPANY,

                                     by
                                       /s/  James R. Dingler
                                       -----------------------------------------
                                       Name:  James R. Dingler
                                       Title: Director

                                   MIZUHO CORPORATE BANK, LTD.
                                   (f.k.a.) Fuji Bank, Ltd.

                                     by
                                       /s/  Nobuoki Koike
                                       -----------------------------------------
                                       Name:  Nobuoki Koike
                                       Title: Senior Vice President



                                   ML CLO XV PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President


                                   ML CLO XII PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       ----------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President

                                   ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD,
                                   By: ING Investments, LLC
                                       as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       ----------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President


                                   MONUMENT CAPITAL LTD,

                                     by
                                       /s/  Robert Bayer
                                       ----------------------------------------
                                       Name:  Robert Bayer
                                       Title: Vice President


                                   NATEXIS BANQUES POPULAIRES,

                                     by
                                       /s/  Frank H. Madden, Jr.
                                       ----------------------------------------
                                       Name:  Frank H. Madden, Jr.
                                       Title: Vice President & Group Manager

                                     by
                                       /s/  William Burke
                                       ----------------------------------------
                                       Name:  William Burke
                                       Title: Vice President


                                   NATIONAL CITY BANK,

                                     by
                                       /s/  Beth A. Newton
                                       ----------------------------------------
                                       Name: Beth A. Newton
                                       Title: Vice President

                                   NATIONAL WESTMINSTER BANK PLC
                                   By: NatWest Capital Markets Limited, its
                                          Agent
                                   By: Greenwich Capital Markets, Inc., its
                                          Agent

                                     by
                                       /s/  Harry Paschalidis
                                       ----------------------------------------
                                       Name:  Harry Paschalidis
                                       Title: Vice President


                                   NEMEAN CLO, LTD.,
                                   By: ING Capital Advisors LLC,
                                          as Investment Manager

                                     by
                                       /s/  Gordon Cook
                                       ----------------------------------------
                                       Name:  Gordon Cook
                                       Title: Senior Vice President & Portfolio
                                                 Manager

                                   NORTHWOODS CAPITAL, LIMITED
                                   By: Angelo, Gordon & Co., L.P.,
                                       As Collateral Manager

                                     by
                                       /s/  John W. Fraser
                                       -----------------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director

                                   NORTHWOODS CAPITAL II, LIMITED
                                   By: Angelo, Gordon & Co., L.P.,
                                          As Collateral Manager

                                     by
                                       /s/  John W. Fraser
                                       -----------------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director



                                   NORTHWOODS CAPITAL III, LIMITED
                                   By: Angelo, Gordon & Co., L.P.,
                                          As Collateral Manager

                                     by
                                       /s/  John W. Fraser
                                       -----------------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director


                                   OAK HILL SECURITIES FUND II, L.P.
                                   By: Oak Hill Securities GenPar II, L.P.
                                          its General Partner
                                   By: Oak Hill Securities MGP II, Inc.
                                          its General Partner

                                     by
                                       /s/  Scott D. Krase
                                       -----------------------------------------
                                       Name:  Scott D. Krase
                                       Title: Authorized Signatory

                                   OCTAGON INVESTMENT PARTNERS II,
                                   LLC
                                   By: Octagon Credit Investors, LLC
                                          as sub-investment manager
                                     by
                                       /s/  Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager


                                   OCTAGON INVESTMENT PARTNERS III,
                                   LTD.
                                   By: Octagon Credit Investors, LLC
                                          as Portfolio Manager

                                     by
                                       /s/  Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager


                                   OCTAGON INVESTMENT PARTNERS IV,
                                   LTD
                                   By: Octagon Credit Investors, LLC
                                          as collateral manager

                                     by
                                       /s/  Michael B. Nechamkin
                                       -----------------------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager


                                   ORYX CLO, LTD.
                                   By: ING Capital Advisors LLC
                                          as Collateral Manager

                                     by
                                       /s/  Gordon Cook
                                       ----------------------------------------
                                       Name:  Gordon Cook
                                       Title: Senior Vice President & Portfolio
                                                  Manager

                                   PERSEUS CDO I, LTD
                                   By: Mass Mutual Life Insurance Company
                                          As Portfolio Manager

                                     by
                                       /s/  Steven J. Katz
                                       -----------------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                              Associate General Counsel


                                   PILGRIM AMERICA HIGH INCOME
                                   INVESTMENTS LTD,
                                   By: ING Investments, LLC
                                          as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President


                                   PILGRIM CLO 1999-1 LTD.
                                   By: ING Investments, LLC
                                          as its investments manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name:  Robert L. Wilson
                                       Title: Vice President

                                   PPM AMERICA, INC., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company.

                                     by
                                       /s/  David C. Wagner
                                       -----------------------------------------
                                       Name:  David C. Wagner
                                       Title: Managing Director

                                   ROYALTON COMPANY (Acct 280)
                                   By: Pacific Investment Management
                                          Company LLC, as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President


                                   THE ROYAL BANK OF SCOTLAND PLC,

                                     by
                                       /s/  Jayne Seaford
                                       -----------------------------------------
                                       Name:  Jayne Seaford
                                       Title: Senior Vice President


                                   SAAR HOLDINGS CDO LTD
                                   By: Mass Mutual Life Insurance Company
                                          As Collateral Manager

                                     by
                                       /s/  Steven J. Katz
                                       -----------------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                              Associate General Counsel

                                   SEQUILS-ING I (HBDGM), LTD.
                                   By: ING Capital Advisors LLC
                                          as Collateral Manager

                                     by
                                       /s/  Gordon Cook
                                       -----------------------------------------
                                       Name: Gordon Cook
                                       Title: Senior Vice President & Portfolio
                                                  Manager


                                   SEQUILS-MAGNUM, LTD. (#1280)
                                   By: Pacific Investment Management
                                          Company
                                          as its Investment Advisor

                                     by
                                       /s/  Mohan V. Phansalkar
                                       -----------------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President


                                   SEQUILS-PILGRIM I, LTD.
                                   By: ING Investments, LLC
                                          as its investment manager

                                     by
                                       /s/  Robert L. Wilson
                                       -----------------------------------------
                                       Name: Robert L. Wilson
                                       Title: Vice President

                                   SEQUILS I, LTD.
                                   By: TCW Advisors, Inc. as its Collateral
                                          Manager

                                     by
                                       /s/  Mark Gold
                                       ----------------------------------------
                                       Name:  Mark Gold
                                       Title: Managing Director

                                     by
                                       /s/  Jonathan Berg
                                       ----------------------------------------
                                       Name:  Jonathan Berg
                                       Title: Assistant Vice President

                                   SEQUILS IV, LTD
                                   By: TCW Advisors, Inc. as its Collateral
                                          Manager

                                     by
                                       /s/   Mark Gold
                                       ----------------------------------------
                                       Name:  Mark Gold
                                       Title: Managing Director

                                     by
                                       /s/   Jonathan Berg
                                       ----------------------------------------
                                       Name:  Jonathan Berg
                                       Title: Assistant Vice President

                                   SIMSBURY CLO, LTD
                                   By: Mass Mutual Life Insurance Company
                                          As Collateral Manager

                                     by
                                       /s/  Steven J. Katz
                                       ----------------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                              Associate General Counsel


                                   SOMERS CDO, LTD
                                   By: Mass Mutual Life Insurance Company
                                          As Collateral Manager

                                     by
                                       /s/  Steven J. Katz
                                       ----------------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                                    Associate General Counsel


                                   SOUTHERN PACIFIC BANK,

                                     by
                                       /s/  Mun Young Kim
                                       ----------------------------------------
                                       Name:  Mun Young Kim
                                       Title: Vice President

                                   SRF TRADING, INC.,

                                     by
                                       /s/  Diana L. Mushill
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Assistant Vice President


                                   STANDARD FEDERAL BANK,

                                     by
                                       /s/  Dorian Smith
                                       ----------------------------------------
                                       Name:  Dorian Smith
                                       Title: Assistant Vice President


                                   STANFIELD ARBITRAGE CDO, LTD.
                                   By: Stanfield Capital Partners LLC
                                          as its Collateral Manager

                                     by
                                       /s/  Christopher A. Bondy
                                       ----------------------------------------
                                       Name:  Christopher A. Bondy
                                       Title: Partner


                                   STANFIELD CLO LTD.
                                   By: Stanfield Capital Partners LLC
                                          as its Collateral Manager

                                     by
                                       /s/  Christopher A. Bondy
                                       ----------------------------------------
                                       Name:  Christopher A. Bondy
                                       Title: Partner


                                   STANFIELD/RMF TRANSATLANTIC CDO
                                   LTD.
                                   By: Stanfield Capital Partners LLC
                                          as its Collateral Manager

                                     by
                                       /s/  Christopher A. Bondy
                                       ----------------------------------------
                                       Name:  Christopher A. Bondy
                                       Title: Partner

                                   STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY,

                                     by
                                       /s/  James R. Fellows
                                       ----------------------------------------
                                       Name:  James R. Fellows
                                       Title: Senior Vice President


                                   SUNAMERICA SENIOR FLOATING RATE
                                   FUND INC.
                                   By: Stanfield Capital Partners LLC
                                          As Subadvisor

                                     by
                                       /s/  Christopher A. Bondy
                                       ----------------------------------------
                                       Name:  Christopher A. Bondy
                                       Title: Partner


                                   TCW SELECT LOAN FUND, LIMITED
                                   By: TCW Advisors, Inc. as its Collateral
                                          Manager

                                     by
                                       /s/  Mark Gold
                                       ----------------------------------------
                                       Name:  Mark Gold
                                       Title: Managing Director

                                     by
                                       /s/  Jonathan Berg
                                       ----------------------------------------
                                       Name:  Jonathan Berg
                                       Title: Assistant Vice President

                                   THERMOPYLAE FUNDING CORP.

                                     by
                                       /s/  Frank Bilotta
                                       ----------------------------------------
                                       Name:  Frank Bilotta
                                       Title: Vice President


                                   TORONTO DOMINION (NEW YORK),
                                   INC.

                                     by
                                       /s/  Gwen Zirkle
                                       ----------------------------------------
                                       Name:  Gwen Zirkle
                                       Title: Vice President


                                   TRAVELERS CORPORATE LOAN FUND
                                   INC.
                                   By: Travelers Asset Management
                                          International Company LLC

                                     by
                                       /s/  William M. Gardner
                                       ----------------------------------------
                                       Name:  William M. Gardner
                                       Title: Assistant Investment Officer


                                   TRYON 2000-I CDO (IDM)

                                     by
                                       /s/  Amos N. Beason
                                       ----------------------------------------
                                       Name:  Amos N. Beason
                                       Title: Director

                                   VAN KAMPEN PRIME RATE INCOME
                                   TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                     by
                                       /s/  Darvin D. Pierce
                                       ----------------------------------------
                                       Name:  Darvin D. Pierce
                                       Title: Executive Director


                                   VAN KAMPEN SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                     by
                                       /s/  Darvin D. Pierce
                                       ----------------------------------------
                                       Name:  Darvin D. Pierce
                                       Title: Executive Director

                                   VENTURE CDO 2002, LIMITED,

                                     by
                                       /s/  Martin F. Davey
                                       ----------------------------------------
                                       Name:  Martin F. Davey
                                       Title: Director


                                   WASHINGTON MUTUAL BANK,

                                     by
                                       /s/  Richard J. Ameny, Jr.
                                       ----------------------------------------
                                       Name:  Richard J. Ameny, Jr.
                                       Title: Assistant Vice President

                                   WINDSOR LOAN FUNDING, LIMITED
                                   By: Stanfield Capital Partners LLC
                                          as its Investment Manager

                                     by
                                       /s/  Christopher A. Bondy
                                       ----------------------------------------
                                       Name:  Christopher A. Bondy
                                       Title: Partner


                                   WINGED FOOT FUNDING TRUST,

                                     by
                                       /s/  Diana L. Mushill
                                       ----------------------------------------
                                       Name:  Diana L. Mushill
                                       Title: Authorized Agent